                             ASSUMPTION AGREEMENT


     THIS ASSUMPTION AGREEMENT, dated as of May 11, 1999 (the "Agreement"), is
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made and entered into by and among LIFEPOINT HOSPITALS HOLDINGS, INC. ("LifePoint")]and FLEET NATIONAL BANK, in its capacity as Administrative Agent
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under the Credit Agreement (as hereinafter defined). Terms capitalized herein but not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                  WITNESSETH

     WHEREAS, pursuant to that certain Credit Agreement dated as of May 11, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among Healthtrust, Inc. - The Hospital Company ("HTI"), as
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Borrower, the Lenders party thereto and Fleet National Bank, as Administrative Agent, and others, the Lenders agreed to provide HTI with certain credit facilities;

     WHEREAS, in connection with the Spinoff (a) all of the right, title and interest of HTI in and to certain assets owned by HTI prior to the Spinoff vested in LifePoint Parent, and (b) LifePoint Parent acquired all of the rights, powers and privileges formerly held by HTI under the Loan Documents;

     WHEREAS, LifePoint Parent assumed all of the rights, obligations, duties and responsibilities of HTI under the Loan Documents pursuant to that certain Assumption Agreement dated as of May 11, 1999 between LifePoint Parent and the Administrative Agent;

     WHEREAS, in connection with the Spinoff (a) all of the right, title and interest of LifePoint Parent in and to all of the assets acquired by LifePoint Parent from HTI in connection with the Spinoff have vested in LifePoint, and (b) LifePoint possesses all of the rights, powers and privileges formerly held by LifePoint Parent under the Loan Documents; and

     WHEREAS, LifePoint now desires to assume all of the rights, obligations, duties and responsibilities of LifePoint Parent under the Loan Documents.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Assumption.  Effective as of the date hereof, LifePoint hereby
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(i) assumes all of the rights, duties and obligations of LifePoint Parent under the Credit Agreement and other Loan Documents, (ii) irrevocably and unconditionally agrees with the Administrative Agent and the Lenders to be bound by all of the terms and conditions of the Credit Agreement and all other Loan Documents and to perform all of the obligations and discharge all of the liabilities of LifePoint Parent existing at or accrued prior to the date hereof or hereafter arising under the Credit Agreement and all other Loan Documents and
(iii) without limiting any of the foregoing, ratifies, and agrees to be bound by, (A) the representations and warranties set forth in Section 5 of the Credit Agreement and (B) all of the affirmative and negative covenants set forth in Sections 6 and 7 of the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 1, LifePoint hereby promises to pay to each Lender the principal balance of, and accrued interest on, each Loan made under the Loan Documents.

     SECTION 2.  References in the Loan Documents.  From and after the execution
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and delivery of this Agreement, (a) LifePoint shall have succeeded LifePoint Parent as the "Borrower" under the Loan Documents, and all references to the "Borrower" in the Credit Documents shall refer to LifePoint and not to LifePoint Parent and (b) all references to the "Credit Agreement" in any Loan Documents shall refer to the Credit Agreement, as modified by this Agreement. Except as expressly modified by this Agreement, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     SECTION 3.  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
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OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 4.  Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT
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HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 5.  Severability.  If any provision of this Agreement is determined
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to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed in without giving effect to the illegal, invalid or unenforceable provisions.

     SECTION 6.  Counterparts.  This Agreement may be executed in any number of
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counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered under seal by their duly authorized officers as of the date first above written.

                                        LIFEPOINT HOSPITALS HOLDINGS, INC.


                                        By:/s/ William F. Carpenter III
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                                           Name: William F. Carpenter III
                                           Title: Senior Vice President


                                        FLEET NATIONAL BANK


                                        By:/s/ Maryann S. Smith
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                                           Name: Maryann S. Smith
                                           Title: Vice President

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